Exhibit 99.1

ImmuCell

ImmuCell to Hold Virtual-Only Annual Meeting of Stockholders

For Immediate Release

PORTLAND, Maine – May 14, 2020 – ImmuCell Corporation (Nasdaq: ICCC) (the “Company” or “ImmuCell”), a growing animal health company that develops, manufactures and markets scientifically-proven and practical products that improve the health and productivity of dairy and beef calves, today announced a change in the location of its 2020 Annual Meeting of Stockholders. In light of the COVID-19 pandemic and in an effort to protect the health and safety of the Company’s stockholders, employees and communities, the Annual Meeting will be held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event.

The Annual Meeting will take place Wednesday, June 10, 2020, at 3:00 PM ET, as previously announced. Stockholders of record of the Company’s common stock at the close of business on Tuesday, April 14, 2020, are invited to participate in the Annual Meeting by dialing 844-855-9502. Dial-in participants will have access to the Question and Answer session that will take place after the formal business of the meeting is concluded and after a review of its Corporate Presentation slide deck, which is available now on the Company’s website. The Company will also provide access to the Annual Meeting via an “audio webcast” that can be accessed at: https://www.webcaster4.com/Webcast/Page/1214/34878. Audio webcast participants will not have the ability to ask questions during the Question and Answer session.

Stockholders, regardless of their plans to attend the virtual-only meeting, are encouraged to vote and submit their proxies in advance of the Annual Meeting using one of the methods described in the proxy materials. Stockholders may continue to use the voting instruction form or proxy card provided, and no additional action is required to be taken by stockholders who have already submitted their proxy. Stockholders that would like to vote at the Annual Meeting (instead of by proxy) should contact the Company (Beth Toothaker at (207) 878-2770 Ext. 3103 or btoothaker@immucell.com) to arrange for voting during the meeting.

For more information about the Annual Meeting, including the matters to be voted on during the Annual Meeting, please see the Company’s Notice of Annual Meeting of Stockholders and its Proxy Statement, which are available, along with the 2019 Annual Report on Form 10-K, at www.immucell.com.

Conference Call:
Interested parties can access a conference call scheduled by the Company to review the first quarter 2020 financial results by dialing (844) 855-9502 (toll free) or (412) 317-5499 (international) at 9:00 AM ET on Thursday, May 14, 2020. A teleconference replay of the call will be available for seven days at (877) 344-7529 (toll free) or (412) 317-0088 (international), utilizing confirmation #10143957. Investors are encouraged to review the Company’s Form 10-Q for the three-month period ended March 31, 2020 that will be filed with the SEC after the market closes on May 13, 2020 and its updated Corporate Presentation slide deck that provides an overview of the Company’s business and is available under the “Investors” tab of the Company’s website at www.immucell.com, or by request to the Company.

About ImmuCell:
ImmuCell Corporation's (Nasdaq: ICCC) purpose is to create scientifically-proven and practical products that improve the health and productivity of dairy and beef calves. ImmuCell manufactures and markets First Defense®, providing Immediate Immunity™ to newborn dairy and beef calves, and is in the late stages of developing Re-Tain™, a novel treatment for subclinical mastitis without a milk discard requirement that provides an alternative to traditional antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to: our plans and strategies for our business; projections of future financial or operational performance; the timing and outcome of pending or anticipated applications for regulatory approvals; factors that may affect the dairy and beef industries and future demand for our products; the extent, nature and duration of the COVID-19 pandemic and its consequences, and their direct and indirect impacts on the Company’s production activities, operating results and financial condition and on the customers and markets the Company serves; the scope and timing of ongoing and future product development work and commercialization of our products; future costs of product development efforts; the estimated prevalence rate of subclinical mastitis and dairy producers’ level of interest in treating subclinical mastitis given current economic and market conditions; the expected efficacy of new products; estimates about the market size for our products; future market share of and revenue generated by current products and products still in development; our ability to increase production output and reduce costs of goods sold associated with our new product, Tri-Shield First Defense®; the future adequacy of our own manufacturing facilities or those of third parties with which we have contractual relationships to meet demand for our products on a timely basis; the anticipated costs of (or time to complete) planned expansions of our manufacturing facilities and the adequacy of our funds available for these projects; the continuing availability to us on reasonable terms of third-party providers of critical products or services; the robustness of our manufacturing processes and related technical issues; estimates about our production capacity, efficiency and yield; the future adequacy of our working capital and the availability and cost of third-party financing; future regulatory requirements relating to our products; future expense ratios and margins; future compliance with bank debt covenants; costs associated with sustaining compliance with current Good Manufacturing Practice (cGMP) regulations in our current operations and attaining such compliance for the facility to produce the Nisin Drug Substance; implementation of international trade tariffs that could reduce the export of dairy products, which could in turn weaken the price received by our customers for their products; our effectiveness in competing against competitors within both our existing and our anticipated product markets; the cost-effectiveness of additional sales and marketing expenditures and resources; anticipated changes in our manufacturing capabilities and efficiencies; the value of our net deferred tax assets; projections about depreciation expense and its impact on income for book and tax return purposes; anticipated market conditions; and any other statements that are not historical facts. Forward-looking statements can be identified by the use of words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. In addition, there can be no assurance that future developments affecting us will be those that we anticipate. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of our products (including the First Defense® product line and Re-Tain™), competition within our anticipated product markets, customer acceptance of our new and existing products, product performance, alignment between our manufacturing resources and product demand, our reliance upon third parties for financial support, products and services, changes in laws and regulations, decision making and delays by regulatory authorities, currency values and fluctuations and other risks detailed from time to time in filings we make with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors, including the risk factors summarized above.

Contacts:	Michael F. Brigham, President and CEO ImmuCell Corporation (207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame Lytham Partners, LLC (602) 889-9700 iccc@lythampartners.com